SUBJECT TO EXECUTED NDA | CONFIDENTIAL Con | fid CO en NT tia AINS l | CoNON ntain- sP No UBLIC n-PuINFORMAT blic InformaIO tioN n Exhibit 99.1 Project Huskies Management Presentation May 2026 THIS PRESENTATION MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY (AS DEFINED HEREIN) AND ITS SUBSIDIARIES. BY ACCEPTING THIS PRESENTATION, THE RECIPIENT AGREES TO USE ANY SUCH INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING UNITED STATES FEDERAL AND STATE SECURITIES LAWS. Ducera © 2026 Confidential & Proprietary Information | Provided Pursuant to Executed NDA Ducera

SU SUBJ BJECT ECT T TO O EX EXECU ECUT TED ED ND NDA A || CO CO CONFID NFID NFIDEN EN ENT T TIAL IAL IAL ||| CO CO CONT NT NTAINS AINS AINS NON NON NON- - -P P PU U UBLIC BLIC BLIC INFORMAT INFORMAT INFORMATIO IO ION N N Disclaimer Presentation This presentation and the information contained herein is confidential and proprietary to Accendra Health, Inc. and its subsidiaries (“Accendra Health” or the “Company”) and is being provided to you subject to certain confidentiality obligations to which you are a party (including any confidentiality obligations pursuant to agreements that govern the Company’s indebtedness that you are a party to) (collectively, the “Confidentiality Agreements”). By accepting and/or viewing the contents of this presentation, you expressly agree to maintain the confidentiality of this presentation (including its existence) in accordance with the terms of the applicable Confidentiality Agreements and you further agree to the special notice set forth on the cover page hereof. If you are not willing to accept this presentation on the terms set forth herein and the special notice on the cover page hereof, you must return the presentation immediately without making any copies or extracts or using or viewing the information contained herein in any manner. If you are not the intended recipient of this presentation, you may not disclose or use the information in this presentation in any way. This presentation is being shared with you for informational purposes only and does not represent any commitment, promise or legal obligation, nor is it intended as an offer or solicitation with respect to the purchase or sale of any security. This presentation does not constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction. This presentation does not constitute and should not be considered as any form of legal, financial, accounting, investment or tax advice. This document is not, and under no circumstances is to be construed as, a prospectus, a public offering or an offering memorandum as defined under any applicable securities laws. None of Accendra Health, its affiliates, officers, directors, employees, professional advisors, agents or other representatives (collectively with Accendra Health, the “Company Representatives”) make any representation or warranty, express or implied, as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation. Furthermore, none of the Company Representatives shall have liability for damages of any kind, including, without limitation: direct, special, indirect or consequential damages that may result from the use of or reliance upon this presentation. Accendra Health has no obligation to pursue any course of business outlined in this presentation or any related documentation, and Accendra Health’s strategy and possible future developments, products and/or directions are all subject to change and may be changed by Accendra Health at any time for any reason without notice. Forward-Looking Statements This presentation contains certain “forward-looking” statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding our future prospects and performance, including our expectations with respect to our financial performance and financial results (and other financial projections), our expectations regarding the performance of our business following the completion of the sale of the Products & Healthcare Service business, our cost saving initiatives, future indebtedness and growth, industry trends, as well as statements related to our expectations regarding the performance of our business, including our ability to address macro and market conditions. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Accendra Health’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 20, 2026, including the section captioned “Item 1A. Risk Factors,” as applicable, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.accendrahealth.com. Given these risks and uncertainties, Accendra Health can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Accendra Health specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Financial Information Certain financial measures included herein are not prepared in accordance with U.S. GAAP, including Adjusted EBITDA, Adjusted EBITDA-Capex, Levered Free Cash Flow, Unlevered Free Cash Flow, Normalized Unlevered Free Cash Flow, Interest Coverage Ratio, Weighted Average Life, Implied Net 1L Leverage, and Implied Net Leverage, and use of such terms varies from others in the same industry. Management uses these non-GAAP financial measures internally to evaluate our performance, evaluate the balance sheet, engage in financial and operational planning and determine incentive compensation. Non-GAAP financial measures should not be considered as alternatives to measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools and you should not consider them in isolation or as substitutes for results as reported in accordance with U.S. GAAP. Reconciliations of projected or targeted non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort. We present certain potential add-backs as an adjustment to Adjusted EBITDA because we expect them to be a permitted add-back pursuant to agreements that govern or will govern our indebtedness. These potential add-backs are based on assumptions and estimates that could prove to be incorrect, and accordingly should not be viewed as a projection of future performance. Unless otherwise indicated, projected and forward-looking financial information and operating data presented herein reflect Accendra Health on a post-divestiture basis and exclude the results of operations of the Products & Healthcare Services business (“P&HS”). © 2026 Confidential & Proprietary to Accendra Health, Inc. p. p. 2 2 Ducera

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Table of Contents

I. Accendra Health Overview

II. Recent Financial Performance

III. Key Investment Highlights

IV. Capital Structure Optimization

V. Appendix

p. 3

© 2026 Confidential & Proprietary to Accendra Health, Inc.

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I. Accendra Health Overview

p. 4
© 2026 Confidential & Proprietary to Accendra Health, Inc.

P SU SU RIBJ BJ VAT ECT ECT E SI T TD O O E EX EX INFORMAT ECU ECUT TED ED ND ND ION A A ||| CO CO CONFID NFID NFIDEN EN ENT T TIAL IAL IAL ||| CO CO CONT NT NTAINS AINS AINS NON NON NON- - -PU P PU UBLI BLIC BLIC C INFORMAT INFORMAT INFORMATIO IO ION N N Introducing Accendra Health ~2,500 ~$2.8B ~2.9 million Commercial Payor FY25A Revenue Active Patients Contracts Business Overview FY25A Revenue by Disease State • Pure-Play Patient Direct Leader: Leading U.S. 28% 27% 16% 8% 7% 4% 10% provider of in-home medical equipment, supplies and services following the P&HS divestiture 0% 20% 40% 60% 80% 100% • Scaled Chronic Focused Portfolio: ~$2.8B Diabetes Sleep Respiratory Ostomy Wound Care Urology Other FY25A net revenue across diabetes, sleep therapy, respiratory and complementary chronic categories FY25A Revenue by Payor • National Footprint and Operational Scale: 250+ locations, regional distribution centers and national pharmacy enable high quality service at scale 18% 1% 81% • Broad Payor Access and Reach: ~85% of U.S. (1) ~6-7% exposure to CBP population accessible through payor 0% 20% 40% 60% 80% 100% (1) Commercial Medicare Fee-for-Service Medicaid relationships p. 5 p. 5 © 2026 Confidential & Proprietary to Accendra Health, Inc. (1) DME Medicare categories are not impacted by the CMS ruling issued on November 28, 2025; Ducera however, ~6–7% of the total payor mix may be affected

P SU SU RIBJ BJ VAT ECT ECT E SI T TD O O E EX EX INFORMAT ECU ECUT TED ED ND ND ION A A ||| CO CO CONFID NFID NFIDEN EN ENT T TIAL IAL IAL ||| CO CO CONT NT NTAINS AINS AINS NON NON NON- - -PU P PU UBLI BLIC BLIC C INFORMAT INFORMAT INFORMATIO IO ION N N Accendra Health’s Corporate History and Evolution Disciplined expansion and portfolio optimization have culminated in a pure-play home-based care platform Enhance Capabilities to Serve Pivot to Home-Based Chronic Condition Patients Patient Care Dec 2025: Products & Healthcare Aug 2017: Acquisition of Byram, a Services (P&HS) segment acquired by distribution business focused on Platinum Equity chronic disease 2017 2019 2021 2023 2025 Accelerate Growth in Home Care Mar 2022: Acquisition of Apria, a provider of durable home health equipment p. 6 p. 6 © 2026 Confidential & Proprietary to Accendra Health, Inc. Ducera

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Accendra Health is a Key Partner in the Patient Journey

Patients at Home

- **Chronic Patient Focus:** Serves patients with ongoing needs for equipment and supplies
  - **Concentrated Chronic Disease Focus:** Post-separation, diabetes represents ~28% of FY25A Revenue, more than doubling its prior relative weight
- Differentiated portfolio of capabilities to serve patients at home
  - **Pure–Play Focus:** Allows 100% of capital allocation to support the "lifelong treatment journey" for 37M+ U.S. Diabetics and 85M+ Sleep Apnea sufferers

Accendra Health

A vital link between patients, providers, and payors, delivering solutions to improve lives across the spectrum of chronic and acute care

Physicians & Hospital Systems

- Accendra Health's solutions support high quality healthcare beyond the hospital
  - **Accendra Health's Solutions Accelerate Discharge Velocity:** Speed up patient transition to home-based care, directly mitigating readmission penalties

Payors

- Accendra Health partners with Payors to provide members with reliable access to home healthcare
  - **Preferred National Footprint:** Anchored by a recently activated (Sept 2025) national Preferred Provider Agreement with Optum Health

p. 7

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Accendra Health

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Accendra Health's Breadth and Scale

Accendra Health is a scaled, pure-play leader in home health

Patient Reach

~85% U.S. Population Reach

Each year, the company supports ~2.9M patients with essential medical supplies and equipment delivered directly to their homes

Nationwide, Rapid Fulfillment

~23,500 home deliveries each day

Ability to fulfill orders rapidly, as fast as 4 hours, at scale. Network breadth optimizes shipping distance and in-home delivery speed, supporting timely patient discharge

Physical Infrastructure

>250 Locations

Nationwide physical location network, including full-service pharmacy capabilities. ~2,500 payor contracts with experience operating under managed care and capitated reimbursement models

p. 8

© 2026 Confidential & Proprietary to Accendra Health, Inc.

Accendra Health

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Accendra Health's Vision and Strategic Mission

Making healthcare more accessible and personalized, supporting patients' quality of life through nationwide clinical support

Vision

Reimagine the Future of Home-Based Care

Mission

Improve the Quality of Life for our Patients at Home

Approach


Large Physician &
Clinical Network
Patient Reach
Innovative At-
Home Solutions
Improve Quality
of Care at Home

p. 9

© 2026 Confidential & Proprietary to Accendra Health, Inc.

Accendra Health

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II. Recent Financial Performance

p. 10

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Accendra Health's FY2025 Financial Snapshot...

Accendra Health's revenue is diversified and strategically positioned across home-based care categories, supporting stability

~$2.8B
FY25A revenue

290M
Covered lives

Revenue by Disease State (FY25A)


Other
10%
Urology
4%
Wound Care
7%
Ostomy
8%
Respiratory
16%
Diabetes
28%
Sleep
27%

- Strategic position in key categories
- Diabetes category is primarily comprised of Type 1 and insulin-dependent Type 2 patients
- Leading revenue cycle management
- Breadth of categories helps stabilize revenues and reimbursement shifts
- Enhancements to the Sleep Journey Program that drive higher recurring revenue

p. 11

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Accendra Health

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...A Favorable Payor Mix that...

Commercially-weighted payor access supports durable demand

~$2.8B
FY25A revenue

290M
Covered lives

Payor Mix


Medicare
Fee-for-Service(1)
1%
Medicaid
~6-7%
exposure
to CBP(1)
18%
81%
Commercial

Accendra Health partners with payors covering

290M
Lives

- Access to ~85% of U.S. population
- Growing Medicare Advantage population
- Majority of payor partnerships are evergreen
- Rated Best Overall Diabetes Supplier 2020-2024[2]
- Net Promoter Scores of 2-3x healthcare benchmarks[3]

p. 12

(1) DME Medicare categories are not impacted by the CMS ruling issued on November 28, 2025; however, ~6-7% of the total payor mix may be affected
(2) Awarded by Verywell Health, which discontinued its award program after 2024
(3) Reflects benchmark per NPSpack 2025 Benchmark Guide

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Accendra Health

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...Establishes Accendra Health as a Market Leader in Home-Based Care

Accendra Health's platform is positioned to benefit from secular trends in home-based care

- Accendra Health has built a strong growth platform that is at the center of where healthcare is trending
- Doubled down on the belief in the home-based care business with the addition of Apria and Byram
- Track record of strong growth throughout our path
- A strong player in the future of home-based care
  - Faster recovery
  - Safer
  - Preferred by patients, providers, and payors


($ in millions)
Revenue
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Strong organic growth post-M&A
Byram
APRIA
Accendra Health
2017
2021(1)
2025

(1) Reflects the latest reported LTM financials (FY21) for Apria prior to its acquisition by Accendra Health in March 2022

p. 13

© 2026 Confidential & Proprietary to Accendra Health, Inc.

Accendra Health

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III. Key Investment Highlights

p. 14

© 2026 Confidential & Proprietary to Accendra Health, Inc.

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Key Investment Highlights

Accendra Health demonstrates clear credit strengths that support its position as a leading, scaled platform in the home-based care industry

1. Experienced Management with Proven Track Record
2. Favorable Industry Tailwinds
3. Accendra Health's Capabilities Versus Industry Landscape
4. Resilient, High-Margin Home-Based Care Business
5. Diversified Earnings Profile and Cash Flow Generation

p. 15

© 2026 Confidential & Proprietary to Accendra Health, Inc.

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1 Highly Experienced Management Team with Proven Track Record of Success

Accendra Health's management team has successfully navigated various market cycles and established an actionable go-forward strategy

		Years of Experience	Previous Experience
	**ED PESICKA** *President & Chief Executive Officer*	25+	ThermoFisher SCIENTIFIC TRW
	**JON LEON** *EVP & Chief Financial Officer*	25+	BRINKS
	**PERRY BERNOCCHI** *EVP & Chief Operating Officer*	25+	Coram CVS specialty infusion services CAREMARK HFA SEARLE
	**HEATH GALLOWAY** *EVP, General Counsel, & Corporate Secretary*	20+	WILLIAMS MULLEN
	**WILLIAM PARRISH** *VP of Strategy, Corporate Development, Investor Relations*	15+	PIKE

Accomplishments

- ✓ Successful rebrand and launch of the Accendra Health name following the divestiture of the P&HS business, accelerating the transformation to a pure-play home-based care business
- ✓ Fully integrated Apria and Byram Health acquisitions
- ✓ Improved shipping accuracy to ~99.9%
- ✓ Successfully navigated shifting demands of COVID-19 pandemic
- ✓ Continued delivery of consistent, high-quality patient services, establishing Accendra Health as an industry leader

p. 16

© 2026 Confidential & Proprietary to Accendra Health, Inc.

Accendra Health

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1

Accendra Health's Acquisition Success

Accendra Health's acquisition strategy has driven success in its ability to provide high-quality care, supporting better outcomes and lower costs

	Acquired Aug 2017 — Byram HEALTHCARE	Acquired Mar 2022 — APRIA®
Target Description	A leading distributor of medical supplies focused on chronic conditions sold directly to patients and home health agencies in the U.S.	A leading provider of durable home healthcare equipment and related services in the U.S., offering a range of products and services for in-home care and delivery
Strategic Rationale	• Diversified Accendra Health's revenue streams with a higher margin business • Complemented transaction processing and developed expertise in managing third party reimbursement • Operated in fragmented market with strong growth	• Well-positioned across key product categories benefitting from strong underlying growth drivers • Expands offerings across chronic and acute conditions, with opportunities to treat overlapping conditions for patients • Track record of profitable growth and value creation by team
Impact	• Accendra Health has experienced significant growth since the acquisition of Byram in 2017, representing approximately a ~30% revenue CAGR[(1)] since acquisition	• Accendra Health has experienced a ~10% revenue CAGR from 2022 – 2025, with Apria contributing significantly since its closing in March 2022

p. 17

(1) Beginning benchmark year represents the first full financial year post-acquisition

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Accendra Health

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2

Benefits of Home-Based Care

Underlying demographic and clinical trends drive continued adoption and utilization of home-based care

Trends of Home-Based Care

1. *Growing demand for treatment of chronic illnesses*
2. *Greater patient independence and improved outcomes*
3. *Ability to treat more complex healthcare needs in preferred home setting*
4. *Technology and product advancement allows for additional chronic conditions to be treated at home*

Our Core Product Areas



Diabetes



Wound Care



Sleep



Respiratory



Ostomy



Urology



CWO

NPWT



Other DME

p. 18

© 2026 Confidential & Proprietary to Accendra Health, Inc.

Accendra Health

P SU SU RIBJ BJ VAT ECT ECT E SI T TD O O E EX EX INFORMAT ECU ECUT TED ED ND ND ION A A ||| CO CO CONFID NFID NFIDEN EN ENT T TIAL IAL IAL ||| CO CO CONT NT NTAINS AINS AINS NON NON NON- - -PU P PU UBLI BLIC BLIC C INFORMAT INFORMAT INFORMATIO IO ION N N 2 Favorable Trends Driving Robust Demand Accendra Health is well-positioned to serve a growing market of patients (1)(2) Durable Medical Equipment Expenditures: Historic and Projected (CMS) ($bn) $121 $115 $110 $105 $100 $96 $91 $87 $84 $78 $73 $69 $64 $53 $54 $50 $48 FY17A FY18A FY19A FY20A FY21A FY22A FY23A FY24E FY25E FY26E FY27E FY28E FY29E FY30E FY31E FY32E FY33E Aging Population ◼ U.S. population aged 65+ will grow substantially from 18% to more than 20% of the population between 2024 and 2030 Rising Incidence ◼ Increasing obesity rates and historically high prevalence of smoking will drive diagnosis rates for a number of chronic conditions of Chronic ◼ Certain chronic conditions currently under-diagnosed Diseases Continued Shift ◼ Home healthcare increasingly sought out as an attractive, cost-effective and clinically appropriate alternative to facility-based care Toward Home ◼ Pandemic environment further emphasized the need for home healthcare as a low-risk setting Healthcare ◼ Improved technology has increased number of treatments administered at home Preference for In-Home Care◼ Patients prefer the convenience of in-home care ◼ As of December 2025, there were ~75k Medicare-enrolled suppliers in the durable medical equipment, prosthetics, orthotics and Highly Fragmented supplies industry Market ◼ The market remains highly fragmented as only 105 suppliers (~0.14%) billed Medicare more than $10mm in 2024 p. 19 p. 19 © 2026 Confidential & Proprietary to Accendra Health, Inc. (1) Based on Durable Medical Equipment Expenditures; Aggregate and per Capita Amounts, Percent Ducera Distribution and Annual Percent Change by Source of Funds: Calendar Years 2017-2033 (2) Projection period reflects the most recent Centers for Medicare & Medicaid Services data (FY2024–FY2033)

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2 Favorable Macro Trends in Home-Based Care

Accendra Health stands to benefit from the evolving macroeconomic environment surrounding home-based care

Accendra Health competes in the **DME sub-segment** of a

~$71B Market with **~5.5%** CAGR growth outlook

Growth driven by **aging US population** and increasing volume of **patients living with chronic diseases**

~69M Medicare beneficiaries with **~4%** Growth rate with **50%+** Enrolled in Medicare Advantage

- **Growing demand for home-based care**
- **Increasing demand from payors & providers for value-based care models**
- **Evolving sites of demand for medical supplies**

p. 20

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3

Accendra Health's Capabilities

Meaningful differentiation across multiple key dimensions supports durable growth and long-term value creation

	Accendra Health	Scaled Diversified Platforms	Category-Focused Providers	Regional Providers
Product Diversification	✓	✓	✗	✓
National Scale and Service Footprint	✓	✓	✓	✗
Expansive Payor Network Access	✓	✓	✗	✗
Brand Credibility	✓	✓	✓	✗
Balanced Payor Mix	✓	✗	✗	✗

p. 21

© 2026 Confidential & Proprietary to Accendra Health, Inc.

Accendra Health

P SU SU RIBJ BJ VAT ECT ECT E SI T TD O O E EX EX INFORMAT ECU ECUT TED ED ND ND ION A A ||| CO CO CONFID NFID NFIDEN EN ENT T TIAL IAL IAL ||| CO CO CONT NT NTAINS AINS AINS NON NON NON- - -PU P PU UBLI BLIC BLIC C INFORMAT INFORMAT INFORMATIO IO ION N N 4 High-Quality Margin Profile Refreshed operating profile provides an efficient cost structure and a favorable category mix supports strong margins through 2027 (1) Post-P&HS Divestiture Mix Shift Supports Higher Gross Profit and Durable EBITDA Margin Profile 50% Historical Gross Profit Margin % Historical Adj. EBITDA Margin % Forecasted Gross Profit Margin % Forecasted Adj. EBITDA Margin % 45% 47% 45% 45% 40% 35% 30% Despite being the primary revenue engine, P&HS weighed 25% on the margin profile of Accendra Health 20% 21% 21% 18% 15% 15% 14% 13% 13% 10% 5% 5% 5% 5% 5% -% (2) FY21A FY22A FY23A FY24A FY25A FY26E FY27E Memo: Gross Profit and Adjusted EBITDA ($mm) Gross Profit $1,513 $1,826 $2,125 $2,219 $1,289 $1,175 $1,220 $492 $544 $526 $523 $375 $345 $363 Adj. EBITDA p. 22 p. 22 © 2026 Confidential & Proprietary to Accendra Health, Inc. (1) Based on company filings and management’s long-term financial forecast Ducera (2) Reflects FY25A financial performance excluding the impact of discontinued operations related to the P&HS business

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4 Durable, Defensible Business Model

Accendra Health is able to effectively manage negative impacts of CMS reimbursement while participating in the upside from increased volumes

On January 1, 2026, regulatory updates issued by the Centers for Medicare & Medicaid Services ("CMS") to the Durable Medical Equipment, Prosthetics, Orthotics, and Supplies ("DMEPOS") Competitive Bidding Program became effective, which is designed to establish market-based pricing for select DMEPOS items

Accendra Health's CBP Exposure

- Accendra Health's exposure to the CBP represents ~6-7% of total revenue, limiting the enterprise-level impact of potential reimbursement rate resets under the program
- Accendra Health's home-based care payor mix is predominantly Commercial (~81%), with Medicare and Medicaid comprising ~18% and ~1%, respectively, resulting in limited exposure to the CBP

Contract Concentration

- While CMS's CBP is anticipated to introduce pricing pressure beginning in FY28, the limited number of contracts awarded from a broad participant base is anticipated to drive share gains and volume concentration among contract awardees, partially offsetting such pricing impact

Accendra Health Exposure to Regulatory Updates

Equipment Line	Insulin Pumps	Continuous Glucose Monitoring	Ostomy	Urology
Accendra Health's Revenue Exposure to CMS's CBP(1)	~1%	~3%	~3%	~1%

p. 23

(1) Calculations based on FY25 revenue and payor mix by product equipment category

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Accendra Health

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4

Significant Opportunity Following Large Commercial Payor Transition

Accendra Health has a clear go-forward plan to realign its cost base and restore growth momentum following loss of large commercial payor

Prior Annual Economics of Large Commercial Payor

Revenue	~$335-345mm
EBITDA	~$35-45mm
Capex Spend	~$(45-55)mm

Go-Forward Business Strategy Following Contract Transition

✓ **Capacity Adjustment & Cost Realignment**

- Reduce capacity associated with the terminated large commercial payor contract and resize the operating footprint to align with the new demand baseline

✓ **Organizational Redesign & Strategic Focus**

- Complete organizational redesign to position Accendra Health as a leading home-based care platform

✓ **Strategic Resource Redeployment**

- Continue to prioritize the redeployment of resources toward higher-margin opportunities, including preferred provider agreements, existing payor / provider relationships, and other commercial channels

✓ **Targeted Technology Enhancements**

- Selectively deploy technology solutions to improve service levels and billing efficiency (e.g., Customer Service Order Assist and Revenue Cycle Automation)

p. 24

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5

Diverse Earnings Profile

Accendra Health's diversified mix and ~85% recurring revenue from its existing patient base support a resilient earnings profile

Diverse Mix Across Equipment Product Categories

Soft Goods + **Durable Medical Equipment** =

Soft Goods		Durable Medical Equipment	
Diabetes	Wound Care	Sleep Equipment	Sleep Supplies
Ostomy	Urology	Oxygen	HME & DME
Incontinence	Breast Pumps	NPWT	Ventilators
		Diabetes	CWO

Proactive product expansion into adjacent, high-growth categories supports further earnings diversification while fueling go-forward growth (e.g., chest wall oscillation, which builds upon Accendra Health's footprint in Home Respiratory Therapy)

Diverse Commercial Payor Portfolio


Other Payors
Payor #1
19.0%
40.0%
17.0%
Payor #2
14.0%
8.0%
2.0%
Payor #5
Payor #4
Payor #3

- *Revenue is well-distributed across multiple payors*
- *Payor mix reflects corporate-level aggregation, with underlying exposure diversified across multiple contracting entities within applicable payor organizations*

p. 25

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5

Balance Sheet Discipline

An aligned capital structure paves the way for Accendra Health to maximize growth, combining operational and financial optimization

Management Focused on Leverage Reduction


4.9x
<3.0x
Current Net Leverage(1)
Management Long-Term Leverage Target

Balance Sheet Discipline

Capital Allocation

- Excess liquidity anticipated to be allocated in following order of priority:
  - Reduce debt to achieve target leverage ratio
  - Continue to fund organic growth initiatives to minimize volatility and create value
- Disciplined and strategic approach to deploying capital for acquisitions
- Proven track record of integrating strategically accretive acquisitions, which allows for rapid deleveraging and growth

Leverage

- Accendra Health continues to take steps to optimize its capital structure to best support the streamlined home-based care business
- Focused on extending the maturity runway

p. 26

(1) Based on reported FY25 Adjusted EBITDA of ~$375mm, outstanding debt balance of ~$2.1bn, ~$30mm of outstanding letters of credit, and ~$282mm of cash

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5

P&HS Historical Impact

The divestiture of P&HS removes a material source of cash consumption associated with historical financing requirements

P&HS Net Operating and Investing Cash Flows[1]

$mm


$50
$-
($50)
($100)
($150)
($200)
($250)
($300)
($350)
$18
($1)
($18)
($55)
($256)
($311)
FY24A
FY25A
P&HS Net Investing Cash Flows
P&HS Net Operating Cash Flows

P&HS Cash Flow Observations	
	▪ The P&HS business contributed to a deteriorating cash flow profile and increasing cash usage, influencing historical financing decisions reflected in the existing capital structure ▪ Accendra Health's business underwritten today excludes the P&HS segment, providing clearer visibility into the cash flow profile, unburdened by the legacy business

p. 27

(1) Reflects FY25A financial performance attributable to discontinued operations related to the P&HS business, the sale of which was completed on December 31, 2025

© 2026 Confidential & Proprietary to Accendra Health, Inc.

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P SU SU RIBJ BJ VAT ECT ECT E SI T TD O O E EX EX INFORMAT ECU ECUT TED ED ND ND ION A A ||| CO CO CONFID NFID NFIDEN EN ENT T TIAL IAL IAL ||| CO CO CONT NT NTAINS AINS AINS NON NON NON- - -PU P PU UBLI BLIC BLIC C INFORMAT INFORMAT INFORMATIO IO ION N N 5 Strong Cash Flow Generation Sustained underlying free cash flow profile supports liquidity and provides meaningful strategic flexibility (1) Projected Normalized Unlevered Free Cash Flow Generation Over the Next Couple Years $mm $250 9 9. .0 0% % $245 N Nor ormal malized ized U Un nl le ev ve er re ed d F FC CF F % % o of Rev f Reve en nu ue e $235 8 8. .8 8% % $ $2 22 25 5 $230 $230 8 8. .6 6% % $215 $215 $215 8 8.5% .5% $205 8 8. .4 4% % $200 $195 8 8.2% .2% 8 8. .2 2% % $185 $ $1 17 75 5 8 8. .0 0% % F FY26 Y26E E F FY27 Y27E E ▪ Accendra Health is anticipated to generate ample near-term liquidity to support business Cash Flow and operations while also providing runway to invest in various growth opportunities Liquidity ▪ Sufficient cash flow, net of projected one-time cash flow impacts, to service interest obligations, Observations while removing focus on near-term net leverage reduction p. 28 p. 28 © 2026 Confidential & Proprietary to Accendra Health, Inc. (1) Normalized Unlevered Free Cash Flow reflects Unlevered Free Cash Flow adjusted to exclude Ducera projected one-time cash flow items

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5

Post-Investment Earnings Power

Durable post-investment earnings support Accendra Health's long-term value creation

Adjusted EBITDA–Capex Bridge (FY25A)[1]

$mm

Adjusted EBITDA	$375
(+) Non-Cash Convert to Sale Write Off Expense[2]	47
(-) PSE Capex	(189)
Adjusted EBITDA–Capex	**$233**

Projected Adjusted EBITDA–Capex Over the Next Couple Years


$mm
$300
$250
$200
$150
$100
$50
$-
10.0%
9.5%
9.0%
8.5%
8.0%
Adj. EBITDA-Capex
Margin %
$218
$245
8.4%
9.0%
FY26E
FY27E

EBITDA-Capex Observations

- EBITDA less capex reflects earnings capacity available after recurring patient equipment investment required to support patient volumes and operations
- Accendra Health's projected EBITDA less capex is anticipated to support operating stability and investment in growth initiatives, underpinning long-term value creation

p. 29

(1) Reflects FY25A financial performance excluding the impact of discontinued operations related to the P&HS business

(2) Represents the non-cash write-off expense in cost of net revenue of the remaining book value of patient service equipment upon conversion from a rental asset to a sale

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P SU SU RIBJ BJ VAT ECT ECT E SI T TD O O E EX EX INFORMAT ECU ECUT TED ED ND ND ION A A ||| CO CO CONFID NFID NFIDEN EN ENT T TIAL IAL IAL ||| CO CO CONT NT NTAINS AINS AINS NON NON NON- - -PU P PU UBLI BLIC BLIC C INFORMAT INFORMAT INFORMATIO IO ION N N 5 Financial Projections Projected go-forward financial performance reflects a clear strategy designed to support steady growth and continued operational excellence (1) Adjusted EBITDA Net Revenue $mm $mm $3,000 $400 $363 $345 $2,724 $2,750 $300 $2,610 $2,500 $200 $2,250 $100 $2,000 $- FY26E FY27E FY26E FY27E Growth % Margin % (5.5%) 4.3% 13.2% 13.3% (1)(2) Adjusted EBITDA–Capex Unlevered Free Cash Flow $mm $mm $300 $300 $245 $222 $218 $206 $200 $200 $100 $100 $- $- FY26E FY27E FY26E FY27E Margin % Conversion % 8.4% 9.0% 64.3% 56.8% p. 30 p. 30 © 2026 Confidential & Proprietary to Accendra Health, Inc. (1) Does not reflect Consolidated EBITDA as defined in the Credit Agreements and applied for purposes Ducera of financial covenant testing (2) Calculated as Adjusted EBITDA, plus Non-Cash Convert-to-Sale Write-Off Expense, net of Gross PSE Capex

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IV. Capital Structure Optimization

p. 31
© 2026 Confidential & Proprietary to Accendra Health, Inc.

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Key Benefits of Proposed Transaction

Accendra Health is proposing a Comprehensive Transaction designed to support its go-forward business alongside critical capital structure partners

Transaction Summary

- The Comprehensive Transaction contemplates (i) replacing the existing RCF with a new longer-dated RCF of up to $300mm, (ii) refinancing the TLA through a long-dated new money 1L issuance, and (iii) exchanging the Unsecured Notes into new long-dated secured bonds
- Accendra Health is seeking participation from Unsecured Noteholders in the proposed transaction to build on the support of the ad hoc group of noteholders committed to the transaction (the "AHG"), which represents 90%+ of the Unsecured Notes(1), ahead of a broader public launch. While the Unsecured Noteholders are allowed to provide a portion of the New Money 1L Notes, they are not required to do so in order to participate in the transaction

Key Transaction Benefits for Company

The Comprehensive Transaction enables management to shift focus from balance sheet stabilization to operational execution, business growth, and value creation, with key benefits including:

✓ Near-term maturities addressed, with weighted average life roughly doubled to ~5.5 years(2)

✓ Reduction in funded debt from the Unsecured Notes exchange

✓ More durable liquidity runway through a right-sized RCF supporting the go-forward Accendra Health business

✓ Free cash flow supported through maturity extension

p. 32

(1) Holdings reflected as of May 8, 2026
(2) Assumes 100% participation in the transaction

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P SU SU RIBJ BJ VAT ECT ECT E SI T TD O O E EX EX INFORMAT ECU ECUT TED ED ND ND ION A A ||| CO CO CONFID NFID NFIDEN EN ENT T TIAL IAL IAL ||| CO CO CONT NT NTAINS AINS AINS NON NON NON- - -PU P PU UBLI BLIC BLIC C INFORMAT INFORMAT INFORMATIO IO ION N N Current and PF Maturity Profile: Comprehensive Transaction Pro forma for this transaction, Accendra Health increases WAL to ~5.5 years, roughly double today’s maturity profile (1) Pre-Transaction Maturity Profile ($ in millions) $990 Weighted Average Life: ~2.7 years $1,000 $450mm RCF $776 Term Loan B $750 $479 $552 Term Loan A $326 $500 Unsecured Notes $250 $511 $450 $- 2026 2027 2028 2029 2030 2031 2032 2033 (1)(2) Pro-Forma Maturity Profile ($ in millions) Weighted Average Life: ~5.5 years $1,000 New $300mm RCF New 1L Notes $702 $750 $539 Term Loan B $511 $500 New 2L Notes $300 $250 $- 2026 2027 2028 2029 2030 2031 2032 2033 p. 33 p. 33 © 2026 Confidential & Proprietary to Accendra Health, Inc. (1) Excludes A/R Securitization facility Ducera (2) Assumes 100% participation in the transaction

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Illustrative Transaction Overview: Comprehensive Transaction

Sources & Uses[1][2]

Sources	
Cash Items:	
New Money 1L Notes	$326
Cash from Balance Sheet	216
Total Cash Sources	**$542**
Non-Cash Items:	
New Exchange 1L Notes	$213
New Exchange 2L Notes	702
Debt Reduction from Exchange	116
Total Non-Cash Sources	**$1,031**
Total Sources	**$1,573**

Uses	
Cash Items:	
Cash Paydown of Term Loan A	$326
$450mm Existing RCF Paydown	204
New Money Cash Backstop Fee	11
New RCF Upfront Cash Fee	1
Total Cash Uses	**$542**
Non-Cash Items:	
2029 Notes Exchanged	$479
2030 Notes Exchanged	552
Total Non-Cash Uses	**$1,031**
Total Uses	**$1,573**

p. 34

(1) Illustratively does not account for associated transaction fees or expenses, nor any potential tax implications
(2) Assumes 100% participation in the transaction, with a 1L exchange price of 98.5c for holders of 2029 Notes that participate in the new money financing, and 2L exchange prices of 85.5c and 86.5c for the 2029 Notes and 2030 Notes, respectively

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P SU SU RIBJ BJ VAT ECT ECT E SI T TD O O E EX EX INFORMAT ECU ECUT TED ED ND ND ION A A ||| CO CO CONFID NFID NFIDEN EN ENT T TIAL IAL IAL ||| CO CO CONT NT NTAINS AINS AINS NON NON NON- - -PU P PU UBLI BLIC BLIC C INFORMAT INFORMAT INFORMATIO IO ION N N Pro Forma Financial Projections Pro forma financial profile supports deleveraging and improved liquidity (1) position (2) (3) Implied Net Leverage Implied Net 1L Leverage 4.8x 5.0x 5.0x 4.4x 4.0x 4.0x 2.7x 3.0x 3.0x 2.4x 2.0x 2.0x 1.0x 1.0x - - FY26E FY27E FY26E FY27E (4) Interest Coverage Ending Liquidity $mm 4.0x $600 $432 3.0x $375 2.4x 2.3x $400 2.0x $200 1.0x - $- FY26E FY27E FY26E FY27E p. 35 p. 35 © 2026 Confidential & Proprietary to Accendra Health, Inc. (1) Assumes a transaction closing date of June 30, 2026, for illustrative purposes Ducera (2) Calculated as net debt divided by Adjusted EBITDA (3) Calculated as net 1L debt divided by Adjusted EBITDA (4) Calculated as Adjusted EBITDA divided by net cash interest (1) Calculated as net debt divided by Consolidated EBITDA, as defined in the Credit Agreements for purposes of financial covenant testing (2) Calculated as Consolidated EBITDA divided by net cash interest

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V. Appendix

p. 36
© 2026 Confidential & Proprietary to Accendra Health, Inc.

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Pro Forma Detailed Financials

Pro Forma Projected Free Cash Flow / Liquidity(1)(2)

($ in millions)	FY 2026E	FY 2027E
Total Revenue	$2,610	$2,724
Growth %	*(5.5%)*	*4.3%*
(-) COGS	($1,435)	($1,503)
Total Gross Profit	**$1,175**	**$1,220**
Gross Margin %	*45.0%*	*44.8%*
(-) Selling, General, & Administrative Expenses	($979)	($1,008)
(-) Acquisition-Related Charges & Amort.	(68)	(14)
(-) Total Exit and Realignment Expenses	(57)	(10)
Operating Income	**$71**	**$189**
Margin %	*2.7%*	*6.9%*
(+) Depreciation	131	132
(+) Acquisition-Related Charges & Amort.	68	14
(+) Exit and Realignment Expenses	57	10
(+) Other Adjustments	17	18
Adjusted EBITDA	**$345**	**$363**
Margin %	*13.2%*	*13.3%*
(+) Non-Cash Write Off of Convert to Sale PSE	$29	$28
(+ / -) Net Working Capital	6	(1)
(-) Cash Taxes	(22)	(17)
(-) Capex	(165)	(156)
(-) Exit and Realignment Expenses	(2)	–
(-) P&HS Divestiture Separation Costs	(55)	(10)
(+ / -) Other	86	(1)
Unlevered Free Cash Flow	**$222**	**$206**
(-) Net Cash Interest (3)	($149)	($149)
Levered Free Cash Flow	**$73**	**$57**
BOP Cash	$282	$139
(+) Levered Free Cash Flow	73	57
(-) Debt Issuance / (Repayment)	(204)	–
(-) Upfront Cash Fees	(13)	–
EOP Cash	**$139**	**$196**
(+) Revolver Availability	$220	$220
(+) Receivables Sale Program Availability	16	16
Ending Liquidity	**$375**	**$432**

p. 37

(1) Financial projections reflected pro forma for the Comprehensive Transaction
(2) Assumes a transaction closing date of June 30, 2026, for illustrative purposes
(3) Reflects cash interest paid, net of cash interest income

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